CONTACT: BARBARA J. KUHL    201 W. Main Street    [FIRST BUSEY CORPORATION LOGO]
         President          Urbana, IL  61801
                            Phone: 217-365-4513
                            Fax: 217-365-4592


REVISED PRESS RELEASE


                   FIRST BUSEY CORPORATION ANNOUNCES EARNINGS

July 17, 2002

Chairman of the Board and Chief Executive Officer, Douglas C. Mills, announced today that First Busey Corporation's earnings for the second quarter of 2002 were $4.3 million, a 6.5% increase over earnings of $4.0 million in the second quarter of 2001. Diluted earnings per share increased 6.7% to $.32 as compared to $.30 in 2001. Cash basis diluted earnings per share reached $.32 for the second quarter of 2002 as compared to $.31 for the quarter ending June 30, 2001. First Busey Corporation common stock (Nasdaq:BUSE) ended the quarter at $22.45, an increase of 4.9% over the closing price on March 31, 2002 of $21.40.

Total assets as of June 30, 2002 were $1.4 billion with total loans reaching $1.0 billion. Net income for the first six months of 2002 reached $9.0 million as compared to $8.1 million for the first six months of 2001. This represents an increase of 10.5%. Diluted earnings per share for the six months ended June 30, 2002 were $.66, a 10.0% increase over the $.60 diluted earnings per share for the six months ended June 30, 2001. Return on average assets was 1.4% and return on average equity was 16.8% for the six months ending June 30, 2002.

During the second quarter of 2002, Busey Bank had net charge-offs of $986,000. This primarily represented two credits, one in the Indianapolis market and one in the Bloomington, Illinois market. The remaining indebtedness of the Bloomington credit was moved to Other Real Estate Owned in the amount of $4.0 million. First Busey Corporation also recognized a loss of $393,000 in a venture capital investment. At the quarter-end, the Allowance for Loan Losses as a percent of total loans was 1.37%.

Chairman Mills indicated that, "First Busey Corporation has experienced excellent earnings growth during the first six months of 2002 in spite of the uncertainty in the economy. Though our Midwest bank is located in fairly stable communities, we are not immune to the current economic situation. Although Management currently believes the three significant charge offs taken in this quarter are isolated cases, we are realistic of the impact the current economic environment has placed on our customers."

First Busey Corporation is a financial holding company headquartered in Urbana, Illinois. First Busey Corporation has two wholly-owned banking subsidiaries with locations in three states. Busey Bank is headquartered in Urbana, Illinois and has eighteen banking centers serving Champaign, McLean and Ford Counties in Illinois. Busey Bank also has a banking center in Indianapolis and a loan production office in Ft. Myers, Florida. Total assets of Busey Bank were $1.3 billion as of June 30, 2002. Busey Bank Florida is a federal thrift charter headquartered in Ft. Myers, Florida. Busey Bank Florida ended the second quarter of 2002 with total assets of $56.1 million. Busey also provided electronic delivery of financial services through Busey e-bank, www.busey.com.

Busey Investment Group is a wholly owned subsidiary of First Busey Corporation and owns three subsidiaries. First Busey Trust & Investment Co., specializes in asset management and trust services with approximately $1 billion in assets under care. First Busey Securities, Inc., is a full service broker/dealer subsidiary, which has in excess of $525 million in assets under care and is a member of NASD/SIPC. Busey Insurance Services, Inc. provides personal insurance products and specializes in long-term healthcare insurance.

                             FIRST BUSEY CORPORATION
                        Financial Highlights (Unaudited)
                  (Dollars in Thousands except Per Share Data)


                                            Quarter Ended June 30,          Six Months Ended June 30,
                                         --------------------------------------------------------------
                                                2002             2001             2002             2001
Income Statement
Net interest income                      $    11,118      $    10,864      $    22,259      $    21,632
Provision for loan losses                        915              495            1,480              895
Securities gains (losses)                        199              221              473              872
Noninterest income                             5,387            5,491           10,577           10,232
Noninterest expense                            9,400            9,802           18,395           19,130
Income taxes                                   2,102            2,252            4,457            4,586
Net income                                     4,287            4,027            8,977            8,125

END OF PERIOD BALANCES
Loans, net of unearned income                                              $ 1,009,151      $   969,784
Deposits                                                                     1,135,812        1,134,815
Stockholders' equity                                                           110,771           98,599
Total earning assets                                                         1,255,400        1,243,928
Total assets                                                                 1,356,565        1,334,547

AVERAGE BALANCES
Loans, net of unearned income            $   989,895      $   978,028      $   987,258      $   976,506
Deposits                                   1,085,713        1,116,825        1,085,847        1,121,518
Stockholders' equity                         108,706           96,634          107,615           95,262
Total earning assets                       1,216,179        1,237,856        1,208,862        1,244,626
Total assets                               1,304,083        1,314,140        1,295,457        1,322,575

PER SHARE DATA
Basic earnings per share                 $      0.32      $      0.30      $      0.66      $      0.60
Diluted earnings per share               $      0.32      $      0.30      $      0.66      $      0.60
Dividends declared                       $      0.15      $      0.13      $      0.30      $      0.26
Book value per share                     $      8.11      $      7.28      $      8.11      $      7.28
Tangible book value per share            $      7.36      $      6.43      $      7.36      $      6.43
Average number of shares outstanding      13,642,719       13,551,942       13,649,604       13,597,040
Ending number of shares outstanding       13,650,920       13,546,813       13,650,920       13,546,813

PROFITABILITY RATIOS
Return on average assets                        1.32%            1.23%            1.40%            1.24%
Return on average equity                       15.82%           16.71%           16.82%           17.20%
Net interest margin (tax equivalent)            3.77%            3.63%            3.82%            3.67%

LOAN PERFORMANCE
Net credit losses                        $       986      $        75      $     1,358      $       166
Accruing loans 90+ past due                      484            1,447              484            1,447
Nonaccrual loans                               1,169            1,206            1,169            1,206
Foreclosed assets                              5,281              254            5,281              254

                    FIRST BUSEY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS


                                                               June 30,        June 30,
                                                                 2002            2001
                                                             ------------    ------------
ASSETS                                                          (Dollars in thousands)

Cash and due from banks                                      $     43,893    $     53,398
                                                                     --              --
Federal funds sold                                                 27,700          42,500
                                                                     --              --
Investment securities                                             218,482         222,143

Loans (net of unearned interest)                                1,009,151         969,784
Allowance for loan losses                                         (13,810)        (12,997)
                                                             ------------    ------------
    Net loans                                                $    995,341    $    956,787

Premises and equipment                                             28,258          30,075
Goodwill and other intangibles                                     10,280          11,540
Other assets                                                       32,611          18,104
                                                             ------------    ------------
        Total assets                                         $  1,356,565    $  1,334,547
                                                             ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposits:
    Non-interest bearing                                     $    134,671    $    121,920
    Interest bearing                                            1,001,141       1,012,895
                                                             ------------    ------------
    Total deposits                                           $  1,135,812    $  1,134,815

Fed Funds purchased and securities sold
  under agreements to repurchase                                    5,021          16,402
Short-term borrowings                                                --             5,000
Long-term debt                                                     70,021          45,283
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely subordinated debentures                           25,000          25,000
Other liabilities                                                   9,940           9,448
                                                             ------------    ------------
        Total liabilities                                    $  1,245,794    $  1,235,948
                                                             ------------    ------------

STOCKHOLDERS' EQUITY

Common stock                                                 $      6,291    $      6,291
Surplus                                                            20,906          21,746
Retained earnings                                                  86,764          77,846
Other comprehensive income                                          9,182           7,125
                                                             ------------    ------------
        Total stockholders' equity before treasury stock,
        unearned ESOP shares and deferred compensation for
        stock grants                                         $    123,143    $    113,008
Treasury stock                                                    (10,205)        (12,123)
Unearned ESOP shares                                               (2,021)         (2,283)
Deferred compensation for stock grants                               (146)             (3)
                                                             ------------    ------------
        Total stockholders' equity                           $    110,771    $     98,599
                                                             ------------    ------------
        Total liabilities and stockholders' equity           $  1,356,565    $  1,334,547
                                                             ============    ============

Common shares outstanding at period end                        13,650,920      13,546,813
                                                             ============    ============

                    FIRST BUSEY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS



                                                       June 30,     December 31,
                                                        2002            2001
                                                     ------------    ------------
ASSETS                                                  (Dollars in thousands)

Cash and due from banks                              $     43,893    $     41,580
                                                             --              --
Federal funds sold                                         27,700          20,000
                                                             --              --
Investment securities                                     218,482         210,869

Loans (net of unearned  interest)                       1,009,151         978,106
Allowance for loan losses                                 (13,810)        (13,688)
                                                     ------------    ------------
    Net loans                                        $    995,341    $    964,418

Premises and equipment                                     28,258          29,081
Goodwill and other intangibles                             10,280          10,504
Other assets                                               32,611          24,237
                                                     ------------    ------------
        Total assets                                 $  1,356,565    $  1,300,689
                                                     ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Deposits:
    Non-interest bearing                             $    134,671    $    138,685
    Interest bearing                                    1,001,141         967,314
                                                     ------------    ------------
    Total deposits                                   $  1,135,812    $  1,105,999

Fed Funds purchased and securities sold
  under agreements to repurchase                            5,021           9,767
Short-term borrowings                                        --             2,000
Long-term debt                                             70,021          47,021
Company obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely subordinated debentures                   25,000          25,000
Other liabilities                                           9,940           5,112
                                                     ------------    ------------
        Total liabilities                            $  1,245,794    $  1,194,899
                                                     ------------    ------------

STOCKHOLDERS' EQUITY

Common stock                                         $      6,291    $      6,291
Surplus                                                    20,906          21,170
Retained earnings                                          86,764          81,861
Other comprehensive income                                  9,182           8,128
                                                     ------------    ------------
        Total stockholders' equity before treasury
        stock, unearned ESOP shares and deferred
        compensation for stock grants                $    123,143    $    117,450
Treasury stock                                            (10,205)         (9,639)
Unearned ESOP shares                                       (2,021)         (2,021)
Deferred compensation for stock grants                       (146)           --
                                                     ------------    ------------
        Total stockholders' equity                   $    110,771    $    105,790
                                                     ------------    ------------
        Total liabilities and stockholders' equity   $  1,356,565    $  1,300,689
                                                     ============    ============

Common shares outstanding at period end                13,650,920      13,677,688
                                                     ============    ============


                    FIRST BUSEY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2001


                                                              2002        2001
                                                            ---------   -------
                                                           (Dollars in thousands,
INTEREST INCOME:                                          except per share amounts)

    Interest and fees on loans                                $32,637   $40,513
    Interest and dividends on investment securities:
        Taxable interest income                                 3,659     5,278
        Non-taxable interest income                               977     1,038
        Dividends                                                  61        59
    Interest on federal funds sold                                 86       749
                                                              -------   -------
        Total interest income                                 $37,420   $47,637
                                                              -------   -------

INTEREST EXPENSE:
    Deposits                                                  $12,366   $23,083
    Short-term borrowings                                         265     1,484
    Long-term debt                                              2,530     1,438
                                                              -------   -------
        Total interest expense                                $15,161   $26,005
                                                              -------   -------
        Net interest income                                   $22,259   $21,632
Provision for loan losses                                       1,480       895
                                                              -------   -------
        Net interest income after provision for loan losses   $20,779   $20,737
                                                              -------   -------

NON-INTEREST INCOME:
    Trust                                                     $ 2,499   $ 2,406
    Commissions and brokers fees, net                           1,095     1,164
    Service charges on deposit accounts                         3,411     2,907
    Other service charges and fees                                862       815
    Security gains (losses), net                                  473       872
    Gain on sales of pooled loans                               1,356       966
    Net commissions from travel services                         --         526
    Other operating income                                      1,354     1,448
                                                              -------   -------
        Total non-interest income                             $11,050   $11,104
                                                              -------   -------

NON-INTEREST EXPENSE:
    Salaries and wages                                        $ 8,640   $ 8,641
    Employee benefits                                           1,823     1,803
    Net occupancy expense of bank premises                      1,557     1,533
    Furniture and equipment expenses                            1,672     1,968
    Data processing                                               417       391
    Stationery, supplies and printing                             490       541
    Amortization expense                                          224       715
    Other operating expenses                                    3,572     3,538
                                                              -------   -------
        Total non-interest expense                            $18,395   $19,130
                                                              -------   -------
        Income before income taxes                            $13,434   $12,711
Income taxes                                                    4,457     4,586
                                                              -------   -------
        Net income                                            $ 8,977   $ 8,125
                                                              =======   =======

BASIC EARNINGS PER SHARE:                                     $  0.66   $  0.60
                                                              =======   =======
DILUTED EARNINGS PER SHARE:                                   $  0.66   $  0.60
                                                              =======   =======

DIVIDENDS DECLARED PER SHARE OF COMMON STOCK                  $  0.30   $  0.26
                                                              =======   =======

                    FIRST BUSEY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE QUARTERS ENDED JUNE 30, 2002 AND 2001


                                                              2002        2001
                                                            ---------   -------
                                                           (Dollars in thousands,
INTEREST INCOME:                                          except per share amounts)

    Interest and fees on loans                                $16,233   $19,945
    Interest and dividends on investment securities:
        Taxable interest income                                 1,873     2,554
        Non-taxable interest income                               493       520
        Dividends                                                  30        29
    Interest on federal funds sold                                 28       240
                                                              -------   -------
        Total interest income                                 $18,657   $23,288
                                                              -------   -------

INTEREST EXPENSE:
    Deposits                                                  $ 6,101   $11,056
    Short-term borrowings                                         126       691
    Long-term debt                                              1,312       677
                                                              -------   -------
        Total interest expense                                $ 7,539   $12,424
                                                              -------   -------
        Net interest income                                   $11,118   $10,864
Provision for loan losses                                         915       495
                                                              -------   -------
        Net interest income after provision for loan losses   $10,203   $10,369
                                                              -------   -------

NON-INTEREST INCOME:
    Trust                                                     $ 1,249   $ 1,255
    Commissions and brokers fees, net                             554       567
    Service charges on deposit accounts                         1,855     1,528
    Other service charges and fees                                440       418
    Security gains (losses), net                                  199       221
    Gain on sales of pooled loans                                 559       533
    Net commissions from travel services                         --         254
    Other operating income                                        730       936
                                                              -------   -------
        Total non-interest income                             $ 5,586   $ 5,712
                                                              -------   -------

NON-INTEREST EXPENSE:
    Salaries and wages                                        $ 4,342   $ 4,377
    Employee benefits                                             892       835
    Net occupancy expense of bank premises                        782       731
    Furniture and equipment expenses                              840       997
    Data processing                                               222       201
    Stationery, supplies and printing                             257       284
    Amortization expense                                          112       357
    Other operating expenses                                    1,953     2,020
                                                              -------   -------
        Total non-interest expense                            $ 9,400   $ 9,802
                                                              -------   -------
        Income before income taxes                            $ 6,389   $ 6,279
Income taxes                                                    2,102     2,252
                                                              -------   -------
        Net income                                            $ 4,287   $ 4,027
                                                              =======   =======

BASIC EARNINGS PER SHARE:                                     $  0.32   $  0.30
                                                              =======   =======
DILUTED EARNINGS PER SHARE:                                   $  0.32   $  0.30
                                                              =======   =======

DIVIDENDS DECLARED PER SHARE OF COMMON STOCK                  $  0.15   $  0.13
                                                              =======   =======


                             FIRST BUSEY CORPORATION
                               EARNINGS PER SHARE


            1996      1997     1998     1999     2000     2001     2002
-------------------------------------------------------------------------
1st QTR    $0.16     $0.17    $0.20    $0.21    $0.26    $0.30    $0.34
2nd QTR    $0.18     $0.19    $0.21    $0.24    $0.29    $0.30    $0.32
3rd QTR    $0.16     $0.19    $0.21    $0.25    $0.26    $0.28
4th QTR    $0.175    $0.19    $0.19    $0.20    $0.22    $0.27
-------------------------------------------------------------------------
           $0.67     $0.74    $0.81    $0.90    $1.03    $1.15    $0.66